                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 28, 1997, in the Registration Statement (Form S-1 No. 333-20665) and related Prospectus of IXC Communications, Inc.



                                          Ernst & Young LLP


Austin, Texas

March 6, 1997